Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements
This presentation contains forward looking statements within the meaning of the Securities and
Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,”
“should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
For further information on the Company please contact: Michael T. Flynn
                                                           Executive Vice President
                                                            240-497-2040
                                                                mflynn@eaglebankcorp.com

History of Growth
■ Founding members had extensive banking experience
■ Raised $16.5 million in initial subscription offering - 1997*
■ Commenced operations with three Maryland branches - July, 1998
■ Second subscription offering raised $30 million - 2003*
■ Reached $500 million in assets in 2004
■ Private placement of $12.1 million of subordinated debt - August 2008 (Current balance $9.3 million)
■ Fidelity & Trust Financial Corporation (“F&T”) acquisition completed - August 31, 2008
■ $1.4 billion of assets upon completion of acquisition
■ Placed $38.2 million of TARP Preferred Stock - December, 2008 (Current balance $23.2 million)
■ $55 million common stock offering - September, 2009
■ Reached $1.8 billion in assets - December, 2009
*1997, 2003 and 2009 subscription offerings were over subscribed

Total Assets:	**$1.8 billion**
Total Loans:	**$1.4 billion**
Total Deposits:	**$1.5 billion**
Tangible Common Equity:	**$166 million**
Tangible Common Book Value per Share:	**$8.44**
Shares Outstanding:	**19,633,763**
TARP Preferred:	**$23.2 million**
Headquarters:	**Bethesda, Maryland**
Market Capitalization (at March 31, 2010):	**$253.9 million**
Insider Ownership:	**18%**
Member of Russell 3000 (Added June 26, 2009)	**Yes**

Note: Data at March 31, 2010 unless otherwise noted.

Summary Statistics - March 31, 2010

Company Overview
▪ Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in Bethesda,
 Maryland
 o $1.8 billion in assets, focused on Washington, DC Metro Area with 13 branches
 o Commercially oriented business model with deep relationships on loan and deposit side of balance sheet
 o Expanded franchise in 2008 through acquisition of F&T
▪ Positioned as an alternative solution between small community banks and regional /
 money center banks
 o Growth oriented culture based on sales and service
 o Provides customers with immediate access to senior management/decision-makers with local market knowledge
 o Largest in deposit market share in Washington, DC (proper) of any locally-based bank, and 6th largest locally-based bank in the Metro Area
 o Quickly becoming the leading community bank in the Washington, DC Metro Area
Note: Financial data at March 31, 2010. Deposit market share data as of June 30, 2009.

Bethesda
Falls Church
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

Branch Locations

Maryland	7
Washington, DC	5
Virginia	1
Total	13

EagleBank Locations
Tyson's Corner
Montgomery County
Prince George’s
County
Alexandria
Arlington
Fairfax County
Loudoun
County
Washington, DC

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	23	12
Robert P. Pincus	Vice Chairman	37	2
Michael T. Flynn	EVP & COO - Eagle Bancorp	39	6
Susan G. Riel	Sr. EVP & COO - EagleBank	34	12
Thomas D. Murphy	President - Retail Banking - EagleBank	37	12
Martha Foulon-Tonat	EVP & Chief Lending Officer	30	12
Janice L. Williams	EVP & Chief Credit Officer	16	7
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	39	5

Why Invest in EGBN?
 ➢ Driven by Profitability
 ➢ Superior Net Interest Margin
 ➢ Emphasis on Core Deposits and Deep Relationship Banking
 ➢ Strong Organic Growth
 ➢ Geographic Market Positioning
 ➢ Experienced and Dedicated Board and Management Team
 ➢ Exceptional Asset Quality Record
 ➢ Conservative Securities Portfolio
 ➢ Proven Ability to Execute Acquisitions

EGBN	Peers
Growth Rate (CAGR 2005 - December 31, 2009):		
Loan Growth	27.49%	13.50%
Deposit Growth	25.86%	12.82%
EPS Growth	2.76%	NM
Tangible Book Value Per Share Growth	7.33%	(0.16%)
Key Ratios (at or for the quarter ended March 31, 2010):		
Net Interest Margin	3.98%	3.70%
NPAs + 90 Days Past Due/Total Assets	1.36%	2.49%
Allowance Loan Losses/Gross Loans	1.47%	1.34%
Tangible Common Equity/Tangible Assets	9.06%	8.55%

Key Financial Attributes
Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and
Delaware who reported at all reporting periods shown above
Source: SNL Financial

Total Assets
Millions of Dollars
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 25.5%
EGBN CAGR 19.1% (Excluding F&T Acquisition)
Peer CAGR: 9.8%1
05Q1
05Q2
05Q3
05Q4
06Q1
06Q2
06Q3
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1

Consistent Balance Sheet Growth
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware
 who reported total assets at all reporting periods shown above
Source: SNL Financial

Net Income Available to Common
TARP Dividend
Thousands of Dollars
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
EGBN Net Income CAGR: 15.5%
EGBN Net Income Available to Common CAGR: 13.2%
Peer CAGR: .7%[1]
05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1

Net Income
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware
 who reported net income or loss for all reporting periods shown above
Source: SNL Financial
 $3,391

Quarterly Pre-Tax Pre-Provision Net Revenue
Millions of Dollars
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
EGBN CAGR: 18.1%
Peer CAGR: 6.1%¹
05Q1
05Q2
05Q3
05Q4
06Q1
06Q2
06Q3
06Q4
07Q1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1

Pre-Tax, Pre-Provision Income
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware
 who reported pre-tax pre-provision net revenues for all reporting periods shown above
Source: SNL Financial

Home Equity
6.2%
Other Consumer
0.3%
Land
5.2%
C&I
25.6%
Construction
11.1%
Residential Mortgage
0.8%
Owner Occupied CRE
13.2%
Income Producing CRE
37.6%

Prince William
1.6%
Other VA
3.3%
Loudoun
1.4%
Other USA
3.4%
Fairfax
6.8%
Montgomery
28.8%
Arlington
1.4%
Alexandria
1.2%
Prince George's
9.5%
Washington DC
33.3%
Other MD
9.3%

Total Gross Loans: $1.4 Billion

Note: At March 31, 2010

Loan Portfolio Composition
Loan Portfolio by Type
Loan Portfolio by Location

(Dollar Values in Thousands)

County	C&I	Commercial Real Estate: Owner Occupied CRE	Commercial Real Estate: Income Producing CRE	Residential Mortgage	Construction	Land	Home Equity	Other Consumer	TOTAL	% of Total
Maryland										
Montgomery	$ 123,550	$ 58,668	$ 124,357	$ 1,970	$ 37,159	$ 1,844	$ 60,582	$ 2,957	$ 411,087	28.8%
Prince George's	29,629	19,828	62,227	1,267	4,649	16,646	1,144	178	135,568	9.5%
Other MD	15,690	13,881	68,827	1,123	19,732	9,659	3,591	76	132,579	9.3%
Washington DC	$ 113,501	$ 71,515	$ 184,977	$ 1,308	$ 72,946	$ 18,372	$ 12,187	$ 453	$ 475,259	33.3%
Virginia										
Alexandria	3,486	2,550	8,724	1,571	-	-	1,091	99	17,521	1.2%
Arlington	10,757	-	6,790	1,000	-	-	1,175	96	19,818	1.4%
Fairfax	$ 45,379	$ 8,631	$ 37,145	$ -	$ 1,373	$ -	$ 4,018	$ 206	$ 96,752	6.8%
Loudoun	5,694	381	10,779	336	2,130	-	1,068	-	20,388	1.4%
Prince William	2,831	2,557	4,516	-	2,450	9,763	309	9	22,435	1.6%
Other VA	1,692	8,126	13,623	254	5,495	17,110	875	82	47,257	3.3%
Other USA	$ 13,403	$ 1,925	$ 14,626	$ 1,967	$ 13,040	$ 1,409	$ 1,824	$ 365	$ 48,559	3.4%
Total	$ 365,612	$ 188,062	$ 536,591	$ 10,796	$158,974	$ 74,803	$ 87,864	$ 4,521	$1,427,223	100.0%

Geographic Detail of Loan Portfolio
Note: At March 31, 2010
■ Concentration in quality markets: Washington, DC and Montgomery County,
 Fairfax County
■ Low levels of exposure to markets hit hardest by real estate downturn

Entertainment 0.5%
Industrial 0.4%
Land 3.9%
Mixed Use 13.4%
Mixed Use - Predom Retail/Comm 4.4%
Multifamily 20.8%
Office 13.7%
Residential Condo 21.8%
Retail - Single Tenant 0.7%
Single & 1-4 Family 18.0%
Storage 2.5%

Total: $159.0 Million

Cash 1.6%
Church 1.1%
Comm Condo 1.3%
Coop 0.0%
Education 1.9%
Gas Station 0.4%
Health Care 1.8%
Hotel/Motel 8.7%
Industrial 4.6%
Land 4.1%
Leasehold DOT 1.4%
Mixed Use 7.6%
Mixed Use - Predom Retail/Comm 2.5%
Multifamily 9.2%
Office 21.9%
Residential Condo 3.1%
Restaurant 1.2%
Retail 3.7%
Retail - 2/3 Tenant 1.5%
Retail - 4+/Strip Center 7.0%
Retail - Single Tenant 2.0%
Single & 1-4 Family 10.3%
Special Use 1.4%
Storage 1.8%

Total: $536.6 Million

Note: At March 31, 2010

Detail of Loan Portfolio
Construction Loans by Type
Income Producing CRE by Type

Credit Quality

(Dollars Values in Thousands)	As of Jun2008	As of Sep2008	As of Dec2008	As of Mar2009	As of Jun2009	As of Sep2009	As of Dec2009	As of Mar2010
30-89 Days Past Due	$ 1,987	$ 7,909	$ 14,123	$ 19,740	$ 7,762	$ 11,499	$ 18,849	$ 29,336
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ 248	$ -	$ 10,909	$ -	$ -	$ -	$ -
Nonaccrual	11,554	20,749	25,457	35,585	30,993	22,775	22,024	20,977
Total Nonperforming Loans (NPLs)	$ 11,554	$ 20,997	$ 25,457	$ 46,494	$ 30,993	$ 22,775	$ 22,024	$ 20,977
Other Real Estate Owned (OREO)	-	65	909	3,289	3,081	4,581	5,106	3,906
Total Nonperforming Assets	$11,554	$21,062	$26,366	$49,783	$34,074	$27,356	$27,130	$24,883
NPAs + 90 Days Past Due/Assets	1.26%	1.45%	1.76%	3.33%	2.14%	1.63%	1.50%	1.36%
Reserves	$ 9,154	$ 17,119	$ 18,403	$ 19,051	$ 19,650	$ 19,929	$ 20,619	$ 21,045
Reserves/Loans	1.15%	1.46%	1.45%	1.50%	1.50%	1.51%	1.47%	1.47%
Reserves/NPLs	79.23%	81.53%	72.29%	40.98%	63.40%	87.50%	93.62%	100.33%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.20%	0.27%	0.05%	0.29%	0.35%	0.48%	0.54%	0.36%

■ 4 consecutive quarters of improvement in NPA trend
■ Adequate Allowance is being maintained
■ If adjusted for impairment reserves related to the F&T acquisition, the allowance would be over 2.0%

(Dollar Values in Thousands)	As of March 31, 2009		As of December 31, 2009		As of March 31, 2010		Annual Growth Rate	Quarterly Growth Rate (Annualized)
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Noninterest Bearing	$ 232,725	20.2%	$ 307,959	21.1%	$ 291,714	19.8%	25.3%	(21.1%)
Interest Bearing Transaction	47,840	4.2%	59,720	4.1%	48,865	3.3%	2.1%	(72.7%)
Savings & Money Market	303,022	26.4%	582,854	39.9%	624,197	42.2%	106.0%	28.4%
Core CD's	461,755	40.2%	441,819	30.3%	452,042	30.6%	(2.1%)	9.3%
Wholesale CD's	103,376	9.0%	67,922	4.6%	60,121	4.1%	(41.8%)	(45.9%)
Total Deposits	$ 1,148,718	100%	$ 1,460,274	100%	$ 1,476,939	100%	28.6%	4.6%

■ Commercial focus drives growth of Non-interest Bearing Demand accounts
■ Taking business from regional/super-regional banks, but demanding relationship pricing
■ Still have tremendous opportunity based on current market share in DC Metro Area
Deposit Composition

EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
3.98%
3.70%
1Q2005
2Q2005
3Q2005
4Q2005
1Q2006
2Q2006
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010

Superior Relationships/Net Interest Margin
Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia,
 West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial
F&T closed August 31, 2008

Market Information -Washington, DC
Metropolitan Statistical Area
■ Population      6.2 Million
 ❑ 5th largest market in the U.S.
■ Employment      2.9 Million
 ❑ Average annual job creation is 37,500
 ❑ Highest in net new job growth in the U.S. over last decade
 ❑ Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine)
■ Gross Regional Product (GRP)     $454 Billion
 ❑ 4th largest regional economy in the U.S.
 ❑ 3.7% CAGR in GRP over last decade
 ❑ Federal Government Spending is 33.3% of GRP
Source: Greater Washington Initiative 2009 Regional Report

Total Federal Spending of 33.3%

Other Federal
15.2%
International
4.8%
Hospitality
2.0%
Associations
2.2%
Non-Local Business
11.8%
Other
7.0%
Local Business
38.9%
Federal Procurement
18.1%

Greater Washington Economy 2009
Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA
(Dollar Values in Thousands)

Rank	Local Rank	Ticker	Company Name	Headquarters City	State	Branches in List		Deposit Market Share June 30,2009 Balance	%
1	1	COF	Capital One	McLean	VA	217	$	30,665,416	22.82%
2		BAC	Bank of America	Charlotte	NC	184		17,804,181	13.25%
3		WFC	Wells Fargo & Co	San Francisco	CA	150		16,691,687	12.42%
4		STI	SunTrust	Atlanta	GA	181		13,173,819	9.80%
5		BBT	BB&T Corp	Winston-Salem	NC	185		12,450,288	9.26%
6		PNC	PNC Bank	Pittsburgh	PA	165		7,675,874	5.71%
7		C	Citibank	New York	NY	39		4,205,997	3.13%
8		MTB	M&T Bank Corp	Buffalo	NY	126		3,468,888	2.58%
9			HSBC Bank	London		10		2,374,294	1.77%
10		UBSI	United Bank	Parkersburg	WV	37		2,261,128	1.68%
11	2	VCBI	Virginia Commerce Bank	Arlington	VA	28		2,191,741	1.63%
12	3	SASR	Sandy Spring Bank	Olney	MD	31		2,121,170	1.58%
13	4	BHRB	Burke & Herbert Bank & Trust	Alexandria	VA	20		1,476,080	1.10%
14			Toronto Dominion Bank	Toronto		28		1,317,784	0.98%
15	5	CFNL	Cardinal Financial Corp	McLean	VA	25		1,270,279	0.95%
16	**6**	**EGBN**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**13**		**1,259,717**	**0.94%**
17			Acacia Federal Savings Bank	Falls Church	VA	1		1,024,872	0.76%
18	7	MBRG	Middleburg Financial Corp	Middleburg	VA	8		838,366	0.62%
19	8		Presidential Bank, FSB	Bethesda	MD	9		550,638	0.41%
20	8	ANCX	Access National Corp	Reston	VA	5		544,911	0.41%
21	10	ABVA	Alliance Bank Corp	Chantilly	VA	6		516,585	0.38%
22	11	UBSH	Union Bank & Trust	Bowling Green	VA	12		483,362	0.36%
23	12	FBSS	Fauquier Bank	Warrenton	VA	8		412,892	0.31%
24	13	ABKH	American Bank Holdings	Greenbelt	MD	6		411,685	0.31%
25	14	TCFC	Community Bank of Tri-County	Waldorf	MD	7		384,554	0.29%
			All Others			242		8,825,678	6.57%
				Total		1,743	$	134,401,886	100%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's;DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park

Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2009

June 30, 2008	September 30, 2008	December 31, 2008	September 30, 2009	December 31, 2009	March 31, 2010
Total Assets	$ 915,800,000	$1,457,545,000	$1,496,827,000	$1,682,773,000	$1,805,504,000	$1,832,991,000
Total Capital	$ 84,123,000	$ 100,593,000	$ 142,371,000	$ 201,516,000	$ 188,321,000	$ 192,465,000
Tier 1 Leverage Ratio	9.43%	8.79%	9.22%	11.68%	10.29%	10.00%
Tier 1 Risk Based Capital Ratio	9.74%	7.55%	9.78%	13.65%	11.82%	11.77%
Total Risk Based Capital Ratio	10.80%	9.75%	11.93%	15.57%	13.57%	13.50%
Tangible Common Equity Ratio	9.51%	10.71%	6.87%	9.56%	8.96%	9.06%

Capital Strength
■ $12.1 million of Sub-debt raised in August, 2008, $2.9 million repaid in September, 2009
■ $38.2 million of TARP Preferred Stock placed in December, 2008, $15 million redeemed in
 December, 2009
■ $55.2 million raised through common stock offering in September, 2009

Looking Ahead
■ Focus on organic growth
 o Take advantage of dislocation in market
 o Hire seasoned lenders
 o Increase Northern Virginia footprint
 o Focus on relationships to increase deposit penetration
■ Profitability
 o Continued focus on Net Interest Margin
 o Grow noninterest components of revenue
 o Diligent expense control to improve Efficiency Ratio
 o Lower effective tax rate
 o Continued evaluation of redemption of remaining TARP funds
■ Potential acquisitions
■ Continued emphasis on credit quality

Appendices

(Dollar Values in Thousands)	As of March 31, 2009		As of December 31, 2009		As of March 31, 2010		Annual Growth Rate	Quarterly Growth Rate (Annualized)
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 321,517	25.4%	$ 350,614	25.1%	$ 365,612	25.6%	13.7%	17.1%
Commercial Real Estate:								
Owner Occupied	187,135	14.8%	196,778	14.1%	188,062	13.2%	0.5%	(17.7%)
Income Producing	394,697	31.1%	500,105	35.7%	536,591	37.6%	36.0%	29.2%
Land	80,685	6.4%	72,760	5.2%	74,803	5.2%	(7.3%)	11.2%
Construction	184,854	14.6%	177,051	12.7%	158,974	11.1%	(14.0%)	(40.8%)
Residential Mortgage	11,017	0.9%	9,949	0.7%	10,796	0.8%	(2.0%)	34.1%
Home Equity	80,717	6.4%	85,888	6.1%	87,864	6.2%	8.9%	9.2%
Other Consumer	7,336	0.6%	6,166	0.4%	4,521	0.3%	(38.4%)	(106.7%)
Total Loans	$ 1,267,958	100.0%	$ 1,399,311	100.0%	$ 1,427,223	100.0%	12.6%	8.0%

Loan Portfolio Trends
■ Focus on reducing construction as a percentage of the overall portfolio
■ Continued effort to grow C&I and Owner Occupied loans

(Dollar Values in Thousands)

Loan Portfolio as of March 31, 2010		
Risk Rating	**Balance**	**% of Loans**
1000 - Prime	$ 2,106	0.1%
2000 - Excellent	135,897	9.5%
3000 - Good	530,107	37.1%
4000 - Acceptable	469,077	32.9%
5000 - Acceptable with Risk	176,637	12.4%
6000 - Watch	31,689	2.2%
7000 - Special Mention	29,276	2.1%
8000 - Substandard	50,976	3.6%
9000 - Doubtful	1,458	0.1%
9999 - Loss	-	0.0%
	$ 1,427,223	**100.0%**

Portfolio by Risk Rating
4000 - Acceptable, 32.9%
5000 - Acceptable with Risk, 12.4%
6000 - Watch, 2.2%
7000 - Special Mention, 2.1%
8000 - Substandard, 3.6%
9000 - Doubtful, 0.1%
9999 - Loss, 0.0%
1000 - Prime, 0.1%
2000 - Excellent, 9.5%
3000 - Good, 37.1%

Loan Portfolio by Risk Rating
■ Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly

(Dollar Values in Thousands)	As of March 31, 2010	
DEPOSIT TYPE	**Balance**	**% of Total**
NonInterest Bearing	$ 291,714	20%
Interest Bearing Transaction	48,865	3%
Savings & Money Market	624,197	42%
Core CD's	452,042	31%
Wholesale CD's	60,121	4%
Total Deposits	$ 1,476,939	100%

Wholesale CD's 4%
NonInterest Bearing 20%
Interest Bearing Transaction 3%
Core CD's 31%
Savings & Money Market 42%

■ Commercial focus drives growth of Non-Interest Bearing Demand accounts
■ Taking market share from regional/super-regional banks, but demanding relationship pricing
■ Quickly becoming the leading community bank in Washington DC Metro Area
Deposit Composition

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
March 31, 2010					
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	95,521	702	96	96,127	38.44%
Mortgage Backed Securites - GSEs	114,797	4,136	41	118,892	46.20%
Municipal Bonds	37,732	805	203	38,334	15.18%
Other Equity Investments	437	-	50	387	0.18%
Total Securities	$ 248,487	$ 5,643	$ 390	$ 253,740	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2009					
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	75,980	412	285	76,107	32.84%
Mortgage Backed Securites - GSEs	122,076	3,501	181	125,396	52.77%
Municipal Bonds	32,845	717	237	33,325	14.20%
Other Equity Investments	436	-	37	399	0.19%
Total Securities	$ 231,337	$ 4,630	$ 740	$ 235,227	100.00%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2008					
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	71,837	2,197	5	74,029	46.19%
Mortgage Backed Securites - GSEs	77,242	2,559	31	79,770	49.66%
Municipal Bonds	5,061	-	353	4,708	3.25%
Other Equity Investments	1,396	-	423	973	0.90%
Total Securities	$ 155,536	$ 4,756	$ 812	$ 159,480	100.00%

■ Portfolio has $5.3 million of net unrealized gains at March 31, 2010
■ No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
■ Average life of portfolio is 3.2 years
■ Excludes Federal Reserve and Federal Home Loan Bank stocks
Conservative Securities Portfolio

Proven Acquisition Capabilities
■ Evaluated many acquisition opportunities in 11 year history and only pursued one transaction - F&T
■ Acquisition of F&T completed on August 31, 2008
■ System conversion successfully completed one week after close
■ Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
■ Contributions from key F&T employees have been meaningful to relationship growth
■ Adopted best practices of both companies

Fidelity & Trust Acquisition
■ Strategic Matters:
 ❑ Strong cultural match
 ❑ Both institutions were growth oriented
 ❑ Both institutions were “high touch”
 ❑ Both institutions were “well connected” to community
■ Financial Matters:
 ❑ Stock-for-stock transaction - 1,638,031 shares issued
 ❑ Acquisition cost - $13.1 million
 ❑ Price to book value 83%

■ Business Matters:
 ❑ Additional six banking offices in Maryland, Washington, DC and Tysons Corner
 ❑ 79 additional employees
 ❑ Total assets acquired:  $471 million
 ❑ Total loans acquired:  $361 million
 ❑ Total securities acquired:      $ 99 million
 ❑ Total deposits acquired:  $385 million
Note: F&T balance sheet data at August 31, 2008.

Experienced Management Team

Ronald D. Paul, Chairman
, President
and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief
Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to
1997, and Chairman from 2002 to 2003.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief
Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to
1997, and Chairman from 2002 to 2003.

Experienced Management Team
Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 6 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006.
He has over 37 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies.
Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia and the Maryland Banking School.

Susan G. Riel,
Senior
EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President-Chief Operating Officer of the Bank, and formerly Chief Administrative Officer, previously served as Executive Vice President-Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 29 years of experience in the commercial banking industry.

Thomas D. Murphy, President,
Retail Banking Division

Mr. Murphy is one of the founding officers of Eagle Bank and has been with the bank for 11years and has served as President-
Maryland Division of the Bank since June 2006. He served at Allegiance Bank from September 1994, including as Executive Vice
President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in
December1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 34 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of
Commerce.

-

Experienced Management Team

Martha Foulon
-
Tonat, EVP, Chief Lending Officer

Ms. Foulon-Tonatis one of the founding officers and has been with EagleBank for 11 years. She previously served at Allegiance
Bank from January 1990 to December 1997. She was Senior Vice President and Chief Lending Officer. Prior to her service at
Allegiance Bank, Ms. Foulon-Tonat served at various commercial banks in the area. She has over 25 years of experience in the commercial banking industry.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior
Credit Officer and Chief Credit Officer for the past six years. Prior to employment with the Bank, Ms. Williams was with
Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University
Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

James H. Langmead, EVP, Chief Financial Officer
, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice
President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy
Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with
Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Historical Balance Sheet

(Dollar Values in Thousands)	2005	2006	2007	2008	2009	5 Year Compound Growth Rate
Assets						
Cash and Equivalents	$33,996	$33,832	$20,142	$29,837	$117,687	16.1%
Securities Available for Sale	68,050	91,140	87,117	169,079	245,644	30.8%
Total Cash and Securities	102,046	124,972	107,259	198,916	363,331	24.8%
Gross Loans HFI	549,212	625,773	716,677	1,265,640	1,399,310	27.5%
Loan Loss Reserves	5,985	7,373	8,037	18,403	20,619	37.2%
Loans Held for Sale	2,924	2,157	2,177	2,718	1,550	(6.8%)
Total Net Loans	546,151	620,557	710,817	1,249,955	1,380,241	27.3%
Real Estate Owned	-	-	-	909	5,106	100.0%
Total Intangibles	-	-	-	2,348	4,240	100.0%
Total Servicing Rights	-	255	236	185	139	100.0%
Other Assets	24,055	27,667	28,088	44,514	52,447	21.1%
Total Assets	$672,252	$773,451	$846,400	$1,496,827	$1,805,504	26.7%
Liabilities						
Deposits	$568,893	$628,515	$630,936	$1,129,380	$1,460,274	25.9%
FHLB Borrowings	0	30,000	52,000	105,000	50,000	51.2%
Repurchase Agreements	32,139	38,064	76,408	98,802	90,790	30.5%
Bank LOC	-	-	-	-	-	100.0%
Subordinated Debt	-	-	-	12,150	9,300	100.0%
Other Liabilities	6,256	3,956	5,890	9,124	6,819	24.1%
Total Liabilities	607,288	700,535	765,234	1,354,456	1,617,183	26.7%
Equity						
Preferred Equity	-	-	-	36,312	22,612	100.0%
Common Equity	65,584	73,169	80,582	103,707	163,376	22.8%
Net Unrealized Gain	-620	-253	584	2,352	2,333	88.5%
Total Equity	64,964	72,916	81,166	142,371	188,321	26.3%
Total Liabilities and Equity	$672,252	$773,451	$846,400	$1,496,827	$1,805,504	26.7%
Balance Sheet Analysis (%)						
Total Gross Loans/ Total Assets	81.70	80.91	84.67	84.55	77.50	
Loans/ Deposits	96.54	99.56	113.59	112.07	95.83	
Reserves/ Loans	1.09	1.18	1.12	1.45	1.47	
Annualized Growth Rates (%)						
Asset Growth Rate	21.47	15.05	9.43	76.85	20.62	
Loans Held For Investment Grow	32.18	13.94	14.53	76.60	10.56	
Deposit Growth Rate	23.06	10.48	0.39	79.00	29.30

(Dollar Values in Thousands)	Jun 2008	Sep 2008	Dec 2008	Mar 2009	Jun 2009	Sep 2009	Dec 2009	Mar 2010
Assets								
Cash and Equivalents	$20,019	$46,078	$29,837	$37,007	$57,657	$111,688	$117,687	$100,367
Securities Available for Sale	79,585	213,915	169,079	158,976	177,710	219,652	245,644	264,157
Total Cash and Securities	99,604	259,993	198,916	195,983	235,367	331,340	363,331	364,524
Gross Loans HFI	795,102	1,170,583	1,265,640	1,267,958	1,313,394	1,317,089	1,399,310	1,427,223
Loan Loss Reserves	9,154	17,119	18,403	19,051	19,650	19,929	20,619	21,045
Loans Held for Sale	1,484	2,844	2,718	2,832	10,502	1,068	1,550	1,089
Total Net Loans	787,432	1,156,308	1,249,955	1,251,739	1,304,246	1,298,228	1,380,241	1,407,267
Real Estate Owned	-	65	909	3,289	3081	4581	5,106	3,906
Total Intangibles	-	2,649	2,348	2,299	4230	4,266	4,240	4,174
Total Servicing Rights	212	214	185	166	162	181	139	173
Other Assets	28,552	38,316	44,514	42,298	43,120	44,177	52,447	52,947
Total Assets	$915,800	$1,457,545	$1,496,827	$1,495,774	$1,590,206	$1,682,773	$1,805,504	$1,832,991
Liabilities								
Deposits	$698,441	$1,137,367	$1,129,380	$1,148,718	$1,248,230	$1,332,002	$1,460,274	$1,476,939
FHLB Borrowings	65,000	65,000	105,000	60,000	50,000	47,150	50,000	50,000
Repurchase Agreements	62,710	104,243	98,802	120,918	112,163	79,301	90,790	97,837
Bank LOC	-	14,000	-	-	-	-	-	-
Subordinated Debt	-	12,150	12,150	12,150	12,150	12,150	9,300	9,300
Other Liabilities	5,436	24,192	9,124	9,459	22,415	10,654	6,819	6,450
Total Liabilities	831,587	1,356,952	1,354,456	1,351,245	1,444,958	1,481,257	1,617,183	1,640,526
Equity								
Preferred Equity	-	-	36,312	36,374	36,458	37,487	22,612	22,449
Common Equity	84,022	99,981	103,707	105,463	107,693	160,874	163,376	166,864
Net Unrealized Gain	191	612	2,352	2,692	1,097	3,155	2,333	3,152
Total Equity	84,213	100,593	142,371	144,529	145,248	201,516	188,321	192,465
Total Liabilities and Equity	$915,800	$1,457,545	$1,496,827	$1,495,774	$1,590,206	$1,682,773	$1,805,504	$1,832,991
Balance Sheet Analysis (%)								
Total Gross Loans/ Total Assets	86.82	80.31	84.55	84.77	82.59	78.27	77.50	77.86
Loans/ Deposits	113.84	102.92	112.07	110.38	105.22	98.88	95.83	96.63
Reserves/ Loans	1.15	1.46	1.45	1.50	1.50	1.51	1.47	1.47
Annualized Growth Rates (%)								
Asset Growth Rate	73.62	236.62	10.78	-0.28	25.25	23.28	29.17	6.09
Loans Held For Investment Growth	108.24	188.90	32.48	0.73	14.33	1.13	24.97	7.98
Deposit Growth Rate	44.50	251.37	-2.81	6.85	34.65	26.85	38.52	4.56

Historical Quarterly Balance Sheet

Historical Income Statement

(Dollar Values in Thousands, except per share data)	2005	2006	2007	2008	2009
Total Interest Income	$ 36,726	$ 50,318	$ 57,077	$ 65,657	$ 84,338
Total Interest Expense	8,008	17,880	23,729	23,676	24,809
Net Interest Income	28,718	32,438	33,348	41,981	59,529
Loan Loss Provision	1,843	1,745	1,643	3,979	7,669
Service Charges on Deposits	1,153	1,386	1,249	2,059	2,898
Gain/Loss on Sale of Loans	1,245	1,114	1,036	426	1,054
Gain/Loss on Sale of Securities	279	124	6	2	1,538
BOLI Revenue	401	406	455	466	463
Other Noninterest Income	920	816	2,440	1,413	1,344
Total Noninterest Income	3,998	3,846	5,186	4,366	7,297
Salaries and Employee Benefits	10,503	12,230	14,167	16,728	20,889
Premises and Equipment Expenses	3,465	3,835	4,829	5,424	7,343
Marketing and Advertising	532	670	552	1,054	1,099
Data Processing	964	1,236	1,231	1,622	2,356
Legal, Accounting and Professional Fees	465	701	613	1,054	2,731
FDIC Insurance	63.00	72.00	449	642	2,743
Other Noninterest Expenses	2,968	3,080	3,080	4,293	5,612
Total Noninterest Expense	18,960	21,824	24,921	30,817	42,773
Net Income Before taxes	11,913	12,715	11,970	11,551	16,384
Income taxes	4,369	4,690	4,269	4,123	5,965
Net Income	7,544	8,025	7,701	7,428	10,419
Preferred Dividends	-	-	-	177	2,307
Net Income Available to Common	$ 7,544	$ 8,025	$ 7,701	$ 7,251	$ 8,112
Earnings per Share - Diluted	$ 0.70	$ 0.74	$ 0.71	$ 0.62	$ 0.55

(Dollar Values in Thousands, except per share data)	Jun 2008	Sep 2008	Dec 2008	Mar 2009	Jun 2009	Sep 2009	Dec 2009	Mar 2010
Total Interest Income	$ 13,995	$ 16,744	$ 20,904	$ 20,067	$ 20,432	$ 21,426	$ 22,413	$ 22,508
Total Interest Expense	4,753	5,829	7,680	6,604	6,112	6,408	5,685	5,285
Net Interest Income	9,242	10,915	13,224	13,463	14,320	15,018	16,728	17,223
Loan Loss Provision	814	995	1,450	1,566	1,718	1,857	2,528	1,689
Service Charges on Deposits	402	530	767	738	717	727	716	730
Gain/Loss on Sale of Loans	152	127	20	131	527	292	104	54
Gain/Loss on Sale of Securities	-	45	(52)	132	1,405	-	1	-
BOLI Revenue	117	117	115	114	116	118	115	110
Other Noninterest Income	299	376	412	317	338	349	340	328
Total Noninterest Income	970	1,195	1,262	1,432	3,103	1,486	1,276	1,222
Salaries and Employee Benefits	3,646	4,172	5,270	5,305	5,044	5,128	5,412	5,675
Premises and Equipment Expenses	1,103	1,380	1,861	1,875	1,827	1,798	1,843	2,092
Marketing and Advertising	114	125	734	315	242	228	313	247
Data Processing	403	411	470	547	575	658	576	615
Legal, Accounting and Professional Fees	238	248	398	590	787	664	690	574
FDIC Insurance	137	152	243	441	1,474	550	278	634
Other Noninterest Expenses	891	1,082	1,532	1,220	1,624	1,254	1,515	1,626
Total Noninterest Expense	6,532	7,570	10,508	10,293	11,573	10,280	10,627	11,463
Net Income Before taxes	2,866	3,545	2,528	3,036	4,132	4,367	4,849	5,293
Income taxes	1,011	1,284	867	961	1,481	1,625	1,898	1,902
Net Income	1,855	2,261	1,661	2,075	2,651	2,742	2,951	3,391
Preferred Dividends	-	-	177	583	589	595	540	320
Net Income Available to Common	$ 1,855	$ 2,261	$ 1,484	$ 1,492	$ 2,062	$ 2,147	$ 2,411	$ 3,071
Earnings per Share - Diluted	$ 0.17	$ 0.19	$ 0.12	$ 0.12	$ 0.16	$ 0.15	$ 0.12	$ 0.15

Historical Quarterly Income Statement